Exhibit 10.29

Mortgage Loan No. 11114

GUARANTY OF COMPLETION

THIS GUARANTY OF COMPLETION (this "Agreement") is made as of December 30, 2011, by MEHRDAD MOAYEDI ("Moayedi") and UNITED DEVELOPMENT FUNDING IV, a real estate investment trust organized under the laws of the State of Maryland ("UDF"; Moayedi and UDF are collectively referred to herein as the "Guarantor") to and for the benefit of BABSON MEZZANINE REALTY INVESTORS II LP, a Delaware limited partnership ("Lender" and to the extent applicable under Article 13 of the Loan Agreement, "Administrative Agent"), and for the benefit of the other Lender Parties. As used in this Agreement, "Lender Parties" shall mean Lender, Cornerstone Real Estate Advisers LLC (the investment advisor to Lender), any present and future loan participants, co-lenders, loan servicers, custodians and trustees, and each of their respective directors, officers, employees, shareholders, agents, affiliates, heirs, legal representatives, successors and assigns.

RECITALS:

A.             Maple Wolf Stoneleigh, LLC, a Delaware limited liability company ("Borrower") and Lender entered into that certain Loan Agreement of even date herewith (as the same may be amended or modified from time to time, the "Loan Agreement"), which Loan Agreement governs a loan (the "Loan") in the stated principal amount of up to $25,340,000.00 made by Lender to Borrower, which Loan is evidenced by that certain Promissory Note of even date herewith (as the same may be amended or modified from time to time, the "Note");

B.             The Loan is secured in part by Borrower's interest in and to that certain real property located in the City of Dallas, County of Dallas and State of Texas and more particularly described in Exhibit A attached to the Mortgage described below (collectively, the "Premises"), as evidenced by (i) a certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (as may be amended or modified from time to time, the "Mortgage") with respect to the Premises, and (ii) a certain Assignment of Leases and Rents (as the same may be amended or modified from time to time, the "Assignment") with respect to the Premises. As used herein, the Note, the Loan Agreement, the Mortgage, the Assignment, and all other instruments evidencing, securing or pertaining to the Loan, now or from time to time hereafter executed and delivered to Lender in connection with the Loan, are referred to collectively herein as the "Loan Documents". Unless otherwise defined herein, all initially capitalized terms shall have the respective meanings ascribed to such terms in the Loan Agreement;

C.             Lender has required as a further condition to the making of the Loan to Borrower that Guarantor guaranty completion of construction of the Project as set forth in the Loan Agreement and all other Loan Documents;

D.             Moayedi is financially interested in Borrower and is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee completion of construction of the Project as set forth in the Loan Agreement and the other Loan Documents;

E.             UDF has obtained consideration from Borrower to incentivize UDF to provide Lender with this Agreement and accordingly, UDF is materially benefited by the consummation of the Loan and has agreed to unconditionally and personally guarantee payment of all amounts due Lender under the Loan Agreement and the other Loan Documents, subject to the terms of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and in order to induce Lender to make the Loan to Borrower, Guarantor, intending to be legally bound, hereby makes the following representations and warranties to the Lender Parties and hereby covenants and agrees with the Lender Parties as follows:

1.            Performance Guaranty.

(a)          Guarantor absolutely, unconditionally and irrevocably undertakes and guaranties, for the benefit of Lender, and each and every present and future holder or holders of the Note or assignee or assignees of the Loan Documents, that Borrower shall construct and timely complete construction of the Project in accordance with Articles 16 and 17 of the Loan Agreement and all of the other terms and conditions contained in the Loan Agreement. Guarantor shall cause construction of the Project to be performed, completed and paid for in the manner and at the applicable times required to be so performed, completed and paid for by Borrower under the Loan Agreement to the extent that Borrower fails to do so at any and all applicable times. The obligations of Guarantor under this Section 1(a) are referred to herein as the "Construction Obligations".

(b)          Upon the occurrence of an Event of Default under the Loan Agreement, Guarantor agrees, on not more than fifteen (15) days written demand by Lender (a "Demand Notice") to commence performance of the Construction Obligations and to diligently pursue performance thereof to completion, as described below. If the Guarantor fails to commence and pursue diligently the performance of the Construction Obligations within thirty (30) days after its receipt of a Demand Notice, then, either before or after pursuing any other remedy of Lender against Guarantor or Borrower and regardless of whether Lender shall ever pursue any such other remedy, Lender shall have the right to complete the Construction Obligations, or call upon any other reputable parties to complete the Construction Obligations and shall have the right to expend such sums as Lender in its discretion deems proper in order so to complete the Construction Obligations. During the course of any construction undertaken by Lender or by any other party on behalf of Lender, the Guarantor shall pay on demand any amounts due to the Contractor, subcontractors and other material suppliers and for permits and licenses necessary to complete the Construction Obligations to the extent the undisbursed Loan proceeds are insufficient to pay such costs. Lender at any time may require the Guarantor perform or supervise the performance of such work in lieu of Lender or any party engaged by Lender. The obligations of Guarantor in connection with such work shall not be affected by any errors or omissions of Borrower, the Contractor, the Architect, any subcontractor, or any agent or employee of any of them in design, supervision or performance of the work, it being understood that such risk is assumed by Guarantor. Failure of said parties to complete the Construction Obligations shall not relieve Guarantor of any liabilities hereunder; rather, such liability shall be continuing, except as otherwise provided herein, and may be enforced by Lender to the end that the Construction Obligations shall be completed timely as contemplated by the Loan Agreement and the Plans, free of any liens, and without loss, expense, injury or liability of any kind to Lender. Guarantor shall indemnify, defend and hold Lender harmless from and against any and all loss, damage, cost, expense, injury or liability Lender may suffer or incur in connection with third party claims brought as a result of the performance of the Construction Obligations by Guarantor or Lender.

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(c)          Without in any way limiting the above obligations of Guarantor, Lender agrees, by acceptance of this Guaranty, to make the undisbursed Loan proceeds available to Guarantor (subject to the terms and conditions of the Loan Documents, including, but not limited to, all requirements for disbursements pursuant to the Loan Agreement and provided that Lender receives assurance that such disbursements will be insured under the Title Policy provided to Lender pursuant to the Loan Agreement) for the purposes of completing the Improvements and fulfilling the other obligations of Guarantor under this Guaranty, provided that Guarantor cures any Event of Default under the Loan Agreement and the other Loan Documents which is susceptible to cure by Borrower or Guarantor. Guarantor acknowledges Guarantor will not be released from any obligations under this Guaranty by reason of this Section 1(c) and that all disbursements hereunder shall be treated for all purposes as disbursements of the Loan Agreement to Borrower.

2.            Guarantor's Waiver of Notice. Guarantor absolutely, irrevocably and unconditionally waives (a) notice of acceptance of this Agreement, (b) notice of any payment, liability or obligation to which this Agreement may apply, (c) presentment, demand of payment, protest, notice of dishonor or nonpayment of all liabilities under this Agreement and any of the Loan Documents creating the Construction Obligations, and (d) notice of any suit or other action by Lender against (including any notice from Lender to) any party liable under any Loan Document or any property which may be security for the Loan.

3.            Lender's Rights. Lender may at any time and from time to time without the consent of, or notice to, Guarantor, without incurring any responsibility to Guarantor and without impairing or releasing any of the obligations of Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)          amend, modify, renew, supplement, extend (including extensions beyond the original term) or accelerate any of the Loan Documents, including without limitation, renew, alter or change the interest rate, manner, time, place or terms of payment or performance of any of the Construction Obligations, or any liability incurred directly or indirectly in respect thereof, whereupon the guaranty herein made shall apply to the Construction Obligations as so changed, extended, renewed or altered;

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(b)          sell, exchange, release, surrender, and in any manner and in any order realize upon or otherwise deal with the Premises or any property at any time directly and absolutely assigned or pledged or mortgaged to secure the Loan;

(c)          consent to the transfer of the Premises or any portion thereof or any other Collateral described in the Loan Documents;

(d)          exercise or refrain from exercising any rights or remedies available to Lender under the Loan Documents or pursuant to any applicable statute against Borrower or any other person (including Guarantor) or otherwise act or refrain from acting with regard to the Loan Documents, Construction Obligations or this Agreement;

(e)          settle or compromise any of the Indebtedness, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability of Borrower (whether or not then due) to creditors of Borrower other than Lender and Guarantor;

(f)          release or discharge Borrower from its liability under any of the Loan Documents or release or discharge Guarantor or any endorser or any other party at any time directly or contingently liable for the repayment of the Loan or any of Borrower's other obligations under the Loan Documents;

(g)          apply any sums in whatever manner paid or realized to any liability or liabilities of Borrower or Guarantor to Lender regardless of what liability or liabilities of Borrower or Guarantor remain unpaid;

(h)          consent to or waive any breach of or any act, omission or default under the Loan Documents or accept partial performance of any of the obligations under this Agreement or under any of the other Loan Documents; and/or

(i)          sell, convey, participate or assign all or any part of Lender's interest in this Agreement and the other Loan Documents.

4.            Guarantor Waiver of Defenses. Guarantor unconditionally and irrevocably waives any defense to the enforcement of this Agreement, including, without limitation:

(a)          Any defense arising by reason of Lender's failure to provide presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Agreement;

(b)          Any defense of any statute of limitations affecting the liability of Guarantor hereunder or the liability of Borrower, or any other guarantor under the Loan Documents, or the enforcement hereof, to the extent permitted by law;

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(c)          Any defense arising by reason of (i) any invalidity or unenforceability of (or any limitation of liability in) any of the Loan Documents or (ii) any defense whatsoever that Borrower may or might have to the payment of the Indebtedness or to the performance of any of the terms, provisions, covenants and agreements contained in the Loan Documents or (iii) any manner in which Lender has exercised its rights and remedies under the Loan Documents, or (iv) cessation from any cause whatsoever;

(d)          Any defense based upon any disability of Borrower or Guarantor, lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of Borrower, Guarantor or any principal of Borrower or Guarantor or any defect in the formation of Borrower, Guarantor or any principal of Borrower or Guarantor as a legal entity;

(e)          Any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or intended or understood by Lender or Guarantor;

(f)          Any defense based upon an election of remedies by Lender, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real property or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable, or any election of remedies, including remedies relating to real property or personal property security, which destroys or otherwise impairs the subrogation rights of Guarantor to proceed against Borrower or any guarantor for reimbursement, or both;

(g)          Any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other aspect more burdensome than that of a principal;

(h)          Any defense based upon Lender's election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute;

(i)          Any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code;

(j)          Any defense based upon any duty of Lender to advise Guarantor of any information known to Lender regarding the financial condition of Borrower and all other circumstances affecting Borrower's ability to perform its obligations to Lender, it being agreed that Guarantor assumes the responsibility for being and keeping informed regarding such condition or any such circumstances;

(k)          Any defense based on any right, claim or offset which Guarantor may have against Borrower; and

(l)          Any defense based on Lender's lack of diligence to pursue remedies of collection against Borrower.

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5.            Bankruptcy.

(a)          The obligations of Guarantor hereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Borrower, Guarantor, any other guarantor (which term shall include any other party at any time directly or contingently liable for any of Borrower's obligations under the Loan Documents) or any affiliate of Borrower or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Guarantor shall have had notice or knowledge of any of the foregoing.

(b)          Notwithstanding any modification, discharge or extension of the maturity date of the Loan, or any amendment, modification, stay or cure of Lender's rights under the Loan Agreement, the Note, Mortgage or any other Loan Document which may occur in any bankruptcy or reorganization case or proceeding affecting Borrower, whether permanent or temporary, and whether or not assented to by Lender, Guarantor hereby agrees that Guarantor shall be obligated hereunder to pay the amounts due hereunder in accordance with the terms of this Agreement as in effect on the date hereof.

(c)          Guarantor agrees that to the extent that Borrower makes a payment or payments to Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set side or required, for any of the foregoing reasons or for any other reasons, to be repaid or paid over to a custodian, trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect as if such payment had not been made and Guarantor shall be primarily liable for this obligation.

6.          Subrogation Waiver/Subordination.

(a)          Notwithstanding any provision to the contrary contained in the other Loan Documents or this Agreement, Guarantor hereby unconditionally and irrevocably waives until all obligations under the Loan Documents have been paid and performed in full and all applicable preference periods and fraudulent transfer periods have expired, (i) any and all rights of subrogation (whether arising under contract, 11 U.S.C. §509 or otherwise), to the claims, whether existing now or arising hereafter, Lender may have against Borrower, and (ii) any and all rights of reimbursement, contribution or indemnity against Borrower or any future guarantors of any obligations under the Loan Documents) which may have heretofore arisen or may hereafter arise in connection with any guaranty or pledge or grant of any lien or security interest made in connection with any obligations under the Loan Documents. Guarantor hereby acknowledges that the waiver contained in the preceding sentence (the "Subrogation Waiver") is given as an inducement to Lender to enter into the Loan Documents and, in consideration of Lender's willingness to enter into the Loan Documents, Guarantor agrees not to amend or modify in any way the Subrogation Waiver without Lender's prior written consent. If any amount shall be paid to Guarantor on account of any claim set forth at any time when all of the obligations under the Loan Documents shall not have been paid or performed in full, such amount shall be held in trust by Guarantor for Lender's benefit, shall be segregated from the other funds of Guarantor and shall forthwith be paid over to Lender to be applied in whole or in part by Lender against such obligations, whether matured or unmatured. Nothing contained herein is intended or shall be construed to give to Guarantor any rights of subrogation or right to participate in any way in Lender's rights, title or interest in the Loan Documents, notwithstanding any payments made by Guarantor under this Agreement, all such rights of subrogation and participation being hereby expressly waived and released.

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(b)          In the event that Guarantor shall advance or become obligated to pay any sums with respect to any obligation hereby guaranteed or in the event that for any reason whatsoever Borrower or any subsequent owner of the collateral securing the Loan is now, or shall hereafter become, indebted to Guarantor, Guarantor agrees that the amount of such sums and of such indebtedness together with all interest thereon, shall at all times be subordinate as to the lien, time of payment and in all other respects, to all sums, including principal, interest and other amounts, at any time owing to Lender under any of the Loan Documents and that Guarantor shall not be entitled to enforce or receive payment thereof until all such sums owing to Lender have been paid. Nothing herein contained is intended or shall be construed to give to Guarantor any right to participate in any way in the right, title or interest of Lender in or to the collateral securing the Loan, notwithstanding any payments made by Guarantor under this Agreement, all such rights of participation being hereby expressly waived and released.

7.            Guarantor's Representations and Warranties. Guarantor makes the following representations and warranties which shall survive the execution and delivery of this Agreement:

(a)          Guarantor has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has duly authorized, executed, and delivered the same.

(b)          Neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which Guarantor is subject or any judgment, decree, franchise, order or permit applicable to Guarantor, or will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the property or assets of Guarantor pursuant to the terms of, any indenture, mortgage, deed of trust, agreement or other instrument to which Guarantor is a party or may be bound or subject.

(c)          No consent or approval of, or exemption by, any governmental or public body or authority is required to authorize, or is required in connection with the execution, delivery and performance of, this Agreement or of any of the instruments or agreements herein referred to, or the taking of any action hereby contemplated.

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8.            Guarantor's Relationship to Borrower. Guarantor is related and/or affiliated with Borrower, has personal knowledge of and is familiar with Borrower's business affairs and books and records. Guarantor warrants that Borrower is in sound financial condition as of the date of this Agreement, and that to Guarantor's knowledge Borrower will perform its obligations under the Loan Documents in accordance with the terms and conditions thereof.

9.            Mortgage Priority. Nothing herein contained shall in any manner affect the lien or priority of the Mortgage securing the Loan, and upon the occurrence of an Event of Default, Lender may invoke any remedies it may have under the this Agreement or the other Loan Documents, either concurrently or successively and the exercise of any one or more of such remedies shall not be deemed an exhaustion of such remedy or remedies or a waiver of any other remedy or remedies and shall not be deemed an election of remedies. The exercise by Lender of any such remedies shall not release, discharge or excuse Guarantor from its obligations hereunder unless and until the full amount of the Indebtedness evidenced by the Note, governed by the Loan Agreement and secured by the Mortgage has been fully paid and satisfied.

10.           Duration of Agreement. This Agreement shall remain in full force and effect until all obligations of Borrower and Guarantor under the Loan Documents have been satisfied in full and are no longer subject to disgorgement under any applicable state or federal creditor rights or bankruptcy laws. No delay on the part of Lender in exercising any options, powers or rights, or the partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any rights hereunder, and no modification or amendment of this Agreement, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender, and each such waiver (if any) shall apply only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of Guarantor to Lender in any other respect at any other time. This Agreement is binding upon Guarantor, Guarantor's heirs, personal representatives, successors or assigns, and shall inure to the benefit of the Lender Parties, including, without limitation, any other holder at any time of the Loan Documents.

11.           Guarantor's Familiarity with the Loan Documents. Guarantor acknowledges that copies of the Loan Documents have been made available to Guarantor and that Guarantor is familiar with their contents including, without limitation, the Recourse Provision. Guarantor affirmatively agrees that upon any transfer of the Premises in accordance with the provisions of the Loan Agreement, it shall not be necessary for Guarantor to reaffirm its continuing obligations under this Agreement, but Guarantor will do so upon request by Lender.

12.           Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by: (i) certified or registered United States mail, postage prepaid, return receipt requested; or (ii) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery; addressed in either case as follows:

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If to Lender, at the following address:

Babson Mezzanine Realty Investors II LP
c/o Cornerstone Real Estate Advisers
One Financial Plaza
Hartford, Connecticut 06103
Attention:	Finance Group Loan Servicing
Loan No. 11114

with a copy to:

Babson Mezzanine Realty Investors II LP
c/o Cornerstone Real Estate Advisers
One Financial Plaza
Hartford, Connecticut 06103
Attention:	Paralegal (Finance Group Loan Servicing)
Loan No. 11114

If to Guarantor, at the following address:

United Development Funding IV
1301 Municipal Way
Suite 200
Grapevine, Texas 76051
Attention: Ben Wissink

Mehrdad Moayedi
1221 N. Interstate 35E, Suite 200
Carrollton, Texas 75006

With a copy to:

Hallett & Perrin, P.C.
2001 Bryan Street
Suite 3900
Dallas, Texas 75201
Attention: Michael Franklin

or to such other address and person as shall be designated from time to time by Lender or Guarantor, as the case may be, in a written notice to the other party in the manner provided for in this Section 12. A notice shall be deemed to have been given: in the case of hand delivery, at the time of actual delivery; in the case of registered or certified mail, three (3) Business Days after deposit in the United States mail; in the case of expedited prepaid delivery, upon the first attempted delivery on a Business Day. A party receiving a notice that does not comply with the technical requirements for notice under this Section 12 may elect to waive any deficiencies and treat the notice as having been properly given.

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13.           Successors and Assigns. This Agreement shall be binding upon Guarantor's successors and assigns and shall inure to the benefit of Lender, the Lender Parties and their respective successors and assigns.

14.           Governing Law. In all respects, including, without limitation, matters of construction and performance of this Agreement and the obligations arising hereunder, this Agreement shall be governed by, and construed in accordance with, the laws of the state in which the Premises are located applicable to contracts and obligations made and performed in such state and any applicable laws of the United States of America. Interpretation and construction of this Agreement shall be according to the contents hereof and without presumption or standard of construction in favor of or against Guarantor or Lender.

15.           Waiver of Trial by Jury. GUARANTOR AND LENDER EACH HEREBY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND EACH PARTY ACKNOWLEDGES THAT THE OTHER PARTY HAS NOT MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER ACKNOWLEDGES THAT GUARANTOR HAS BEEN REPRESENTED (OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT BY INDEPENDENT LEGAL COUNSEL SELECTED BY GUARANTOR AND THAT GUARANTOR HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

16.           Consent to Jurisdiction and Venue. Guarantor hereby submits to personal jurisdiction in the State in which the Premises are located for the enforcement of the provisions of this Agreement and irrevocably waives any and all rights to object to such jurisdiction for the purposes of litigation to enforce any provision of this Agreement. Guarantor hereby consents to the jurisdiction of and agrees that any action, suit or proceeding to enforce this Agreement may be brought in any state or federal court in the state in which the Premises are located. Guarantor hereby irrevocably waives any objection that it may have to the laying of the venue of any such actions, suit, or proceeding in any such court and hereby further irrevocably waives any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

17.           Intentionally Deleted.

18.           Attorneys' Fees. In addition to all other amounts payable by Guarantor hereunder, Guarantor hereby agrees to pay to Lender upon demand any and all reasonable attorneys' fees, costs and expenses, including all fees costs and expenses incurred in all enforcement, probate, appellate and bankruptcy proceedings, as well as any post-judgment proceedings to collect or enforce any judgment or order relating to the obligations of Guarantor under this Agreement. Attorneys' fees and costs provided for hereunder shall accrue and be payable by Guarantor whether or not Lender has provided notice of any breach or default or of an intention to exercise any remedies for such breach or default.

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19.           Joint and Several Liability. If more than one party is executing this Agreement as a Guarantor, then each party that executes this Agreement shall be jointly and severally responsible for any and all obligations of any Guarantor hereunder.

20.           Severability. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable law, and are intended to be limited to the extent (but only to the extent) necessary so that they will not render this Agreement invalid or unenforceable. If any term, covenant, condition, or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remaining terms, covenants, conditions and provisions of this Agreement, or the application of such term, covenant, condition or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement shall be modified and/or limited to the extent necessary to render the same valid and enforceable to the fullest extent permitted by law.

21.           Time of the Essence. Time shall be of the essence in the performance of all obligations of Guarantor under this Agreement and every other Loan Document.

22.           Definitions. Any term not defined herein shall have the meaning set forth in the Loan Agreement.

23.           Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same original agreement.

24.           Application of Payments. So long as any Event of Default exists and unless otherwise required by Law or a specific agreement to the contrary, all payments received by Lender from Borrower, or any other party other than Guarantor, with respect to the Construction Obligations, shall be applied by Lender in such manner and order as Lender desires, in its sole discretion. It is specifically agreed that for so long as any Event of Default exists, Lender may apply such funds to obligations of Borrower which are not guaranteed hereby prior to applying any funds to the obligations guaranteed hereby.

[SIGNATURES FOLLOW]

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[Signature Page to Guaranty of Completion]

NOTICE UNDER SECTION 26.02 OF THE TEXAS BUSINESS & COMMERCE CODE.

A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000.00 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY'S AUTHORIZED REPRESENTATIVE.

THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO SUBSECTION (b) OF SECTION 26.02 OF THE TEXAS BUSINESS & COMMERCE CODE SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT.

THE WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, Guarantor has duly executed this Agreement as of the date first written above.

GUARANTOR:

/s/ Mehrdad Moayedi
Mehrdad Moayedi

UNITED DEVELOPMENT FUNDING IV, a real estate investment trust organized under the laws of the State of Maryland

By:	/s/ David Hanson
Name:	David Hanson
Its:	Chief Operating Officer

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